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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 21, 1998
                                                           ------------

                            PARADISE HOLDINGS, INC.

                        (FORMERLY JAVA CENTRALE, INC.)
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              (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


         Delaware                 1-12932                   68-0412009
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(STATE OF OTHER                (COMMISSION                (IRS EMPLOYER
JURISDICTION                   FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)



1610 Arden Way, Suite 145, Sacramento, California                 95815
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)



Company's telephone number, including area code: (916) 568-2310
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         (FORMER NAME OR FORMER ADDRESS,  IF CHANGED SINCE LAST REPORT.)


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ITEM 5.  OTHER EVENTS


     The Company has amended its prospectus dated February 10, 1998 (Registration #333-43343) with Supplement No. 1 dated May 21, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.3  Letter of transmittal dated May 21, 1998
          99.4  Supplement No. 1 dated May 21, 1998






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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      PARADISE HOLDINGS, INC.
                      -----------------------

                             (Company)


Date:  May 22, 1998


                               By:  /s/  JEFFREY W. DUDLEY
                                  -----------------------------
                                         Jeffrey W. Dudley
                               Vice President and Chief
                               Financial Officer (Principal
                               Financial and Accounting Officer)